UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited announcing the posting of Proxy Statement and Notice of Annual General Meeting together with the Annual Report and availability of Broad-based Black Economic Empowerment Annual Compliance Report. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Posting of Proxy Statement and Notice of Annual General Meeting together with Annual Report and availability of Broad-based Black Economic Empowerment Annual Compliance Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Vice President and Chief Financial Officer

Date: July 29, 2022

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“the Company”)

POSTING OF PROXY STATEMENT AND NOTICE OF ANNUAL GENERAL MEETING TOGETHER WITH THE ANNUAL REPORT AND AVAILABILITY OF BROAD-BASED BLACK ECONOMIC EMPOWERMENT ANNUAL COMPLIANCE REPORT

Shareholders are advised that the Company’s proxy statement containing the notice of annual general meeting, the annual report on Form 10-K containing the audited U.S. GAAP annual financial statements, and the IFRS audited annual financial statements for the year ended March 31, 2022 have been filed on July 29, 2022 with the Securities and Exchange Commission and posted to shareholders and is available on the Company’s website https://investor.mixtelematics.com/financials/annual-reports/default.aspx.

The Company’s annual general meeting will be held on Wednesday, September 7, 2022, at 2:30 p.m., South African time, and will be conducted entirely by electronic communication, as further detailed in the notice of annual general meeting. The last day to trade in order for shareholders to participate in and vote at the annual general meeting is Tuesday, August 30, 2022 and the record date for voting purposes is Friday, September 2, 2022.

Shareholders are hereby notified that in accordance with the JSE Listings Requirements, the Company’s annual compliance report in terms of section 13G(2) of the Broad-Based Black Economic Empowerment Act 53 of 2003 read with the Broad-Based Black Economic Empowerment Amendment Act 46 of 2013, has been published and is available on the Company’s website https://www.mixtelematics.com/about-us/corporate-governance.

July 29, 2022

JSE sponsor

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